MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.


	SUPPLEMENT DATED AUGUST 15, 2006
 TO THE PROSPECTUS DATED
			JANUARY 24, 2006

The following changes will be made to the Prospectus of Merrill Lynch Global Financial Services Fund, Inc. (the "Fund").

The section captioned "About the Portfolio Manager" appearing on page 11 of the Fund's Prospectus is amended as follows:

Jacob (Jack) Silady is the Fund's portfolio manager.

In addition, the section captioned
"Management of the Fund " Fund Asset Management" appearing on page 41 is amended as follows:

The description of the fund's portfolio manager is deleted and replaced with the following information:

Jacob (Jack) Silady is the Fund's portfolio manager and is primarily responsible for the day-to day management of the Fund's portfolio and the selection of its investments. He has been the Fund's portfolio manager since 2006. Mr. Silady has been a Vice President and research analyst on the Merrill Lynch Investment Managers, L.P.
 ("MLIM") U.S. Active Large Cap Value team responsible for covering the financial, telecom and utility sectors since 2004.
He has been a research analyst with MLIM covering the financial sector since 2001.

Code # 19065-0106SUP